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                                    EXHIBIT I


                             JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


                                    SIGNATURE

After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.


DATE: February 8, 2000

                                        BRENTWOOD ASSOCIATES VII, L.P.,
                                        a Delaware limited partnership

                                        By: Brentwood VII Ventures L.P.,
                                            a Delaware limited partnership
                                            Its: General Partner

                                            By: /s/ G. Bradford Jones
                                                --------------------------------
                                                G. Bradford Jones
                                                General Partner



                                        BRENTWOOD AFFILIATES FUND, L.P.,
                                        a Delaware limited partnership

                                        By: Brentwood VII Ventures L.P.,
                                            a Delaware limited partnership
                                            Its: General Partner

                                            By: /s/ G. Bradford Jones
                                                --------------------------------
                                                G. Bradford Jones
                                                General Partner



                                        BRENTWOOD VII VENTURES, L.P.,
                                        a Delaware limited partnership

                                            By: /s/ G. Bradford Jones
                                                --------------------------------
                                                G. Bradford Jones
                                                General Partner

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